Calculation of Filing Fee Tables
S-3
HOULIHAN LOKEY, INC.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities	1	Equity	Class A Common Stock, $0.001 par value per share	415(a)(6)	82,353		$ 9,630,359.82			S-3	333-273952	08/11/2023	$ 1,421.44
Carry Forward Securities	2	Equity	Class A Common Stock, $0.001 par value per share	415(a)(6)	255,422		$ 47,288,829.08			S-3	333-273952	08/11/2023	$ 7,239.92
Carry Forward Securities	3	Equity	Class A Common Stock, $0.001 par value per share	415(a)(6)	27,303		$ 4,495,711.98			S-3	333-273952	08/11/2023	$ 620.86
			Total Offering Amounts:				$ 61,414,900.88		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statement on Form S-3ASR (Registration No. 333-298200) also covers any additional securities issuable in connection with any stock split, stock dividend, or similar transaction with respect to the securities being registered pursuant to that registration statement. (2) Houlihan Lokey, Inc. (the "Company") previously registered the offer and sale of shares of Class A common stock by means of prospectus supplements filed pursuant to Rule 424(b)(7) under the Securities Act on December 20, 2023, December 9, 2024 and February 25, 2026 (collectively, the "Prior Prospectus Supplements"), in each case pursuant to the Company's registration statement on Form S-3ASR (File No. 333-273952) filed with the Securities and Exchange Commission ("SEC") on August 11, 2023 (the "Prior Registration Statement"). The Prior Prospectus Supplements registered 174,335 shares, 715,659 shares and 32,421 shares of Class A common stock, respectively, and in connection with the filing of the Prior Prospectus Supplements the Company made contemporaneous fee payments in the amounts of $3,009.09, $20,285.31 and $737.24, respectively. Of the shares of Class A common stock registered pursuant to the Prior Prospectus Supplements, 82,353 shares, 255,422 shares and 27,303 shares, respectively (or 365,078 shares of Class A common stock in the aggregate), remain unsold, having an offering price of $9,630,359.82, $47,288,829.08 and $4,495,711.98, respectively (or an aggregate offering price of $61,414,900.88) (collectively, the "Carry Forward Securities"), with respect to which the Company previously paid registration fees of $1,421.44, $7,239.92 and $620.86, respectively (or $9,282.22 in the aggregate). Pursuant to Rule 415(a)(6), the offering of the Carry Forward Securities under the Prior Registration Statement was deemed terminated as of the immediate effectiveness of the Company's new registration statement on Form S-3ASR (File No. 333-298200) filed with the SEC on August 10, 2026. The registration fees previously paid in connection with the Carry Forward Securities continue to be applied to such securities, and accordingly no registration fee is due in connection with the filing of this prospectus supplement.

[2]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statement on Form S-3ASR (Registration No. 333-298200) also covers any additional securities issuable in connection with any stock split, stock dividend, or similar transaction with respect to the securities being registered pursuant to that registration statement. (2) Houlihan Lokey, Inc. (the "Company") previously registered the offer and sale of shares of Class A common stock by means of prospectus supplements filed pursuant to Rule 424(b)(7) under the Securities Act on December 20, 2023, December 9, 2024 and February 25, 2026 (collectively, the "Prior Prospectus Supplements"), in each case pursuant to the Company's registration statement on Form S-3ASR (File No. 333-273952) filed with the Securities and Exchange Commission ("SEC") on August 11, 2023 (the "Prior Registration Statement"). The Prior Prospectus Supplements registered 174,335 shares, 715,659 shares and 32,421 shares of Class A common stock, respectively, and in connection with the filing of the Prior Prospectus Supplements the Company made contemporaneous fee payments in the amounts of $3,009.09, $20,285.31 and $737.24, respectively. Of the shares of Class A common stock registered pursuant to the Prior Prospectus Supplements, 82,353 shares, 255,422 shares and 27,303 shares, respectively (or 365,078 shares of Class A common stock in the aggregate), remain unsold, having an offering price of $9,630,359.82, $47,288,829.08 and $4,495,711.98, respectively (or an aggregate offering price of $61,414,900.88) (collectively, the "Carry Forward Securities"), with respect to which the Company previously paid registration fees of $1,421.44, $7,239.92 and $620.86, respectively (or $9,282.22 in the aggregate). Pursuant to Rule 415(a)(6), the offering of the Carry Forward Securities under the Prior Registration Statement was deemed terminated as of the immediate effectiveness of the Company's new registration statement on Form S-3ASR (File No. 333-298200) filed with the SEC on August 10, 2026. The registration fees previously paid in connection with the Carry Forward Securities continue to be applied to such securities, and accordingly no registration fee is due in connection with the filing of this prospectus supplement.

[3]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statement on Form S-3ASR (Registration No. 333-298200) also covers any additional securities issuable in connection with any stock split, stock dividend, or similar transaction with respect to the securities being registered pursuant to that registration statement. (2) Houlihan Lokey, Inc. (the "Company") previously registered the offer and sale of shares of Class A common stock by means of prospectus supplements filed pursuant to Rule 424(b)(7) under the Securities Act on December 20, 2023, December 9, 2024 and February 25, 2026 (collectively, the "Prior Prospectus Supplements"), in each case pursuant to the Company's registration statement on Form S-3ASR (File No. 333-273952) filed with the Securities and Exchange Commission ("SEC") on August 11, 2023 (the "Prior Registration Statement"). The Prior Prospectus Supplements registered 174,335 shares, 715,659 shares and 32,421 shares of Class A common stock, respectively, and in connection with the filing of the Prior Prospectus Supplements the Company made contemporaneous fee payments in the amounts of $3,009.09, $20,285.31 and $737.24, respectively. Of the shares of Class A common stock registered pursuant to the Prior Prospectus Supplements, 82,353 shares, 255,422 shares and 27,303 shares, respectively (or 365,078 shares of Class A common stock in the aggregate), remain unsold, having an offering price of $9,630,359.82, $47,288,829.08 and $4,495,711.98, respectively (or an aggregate offering price of $61,414,900.88) (collectively, the "Carry Forward Securities"), with respect to which the Company previously paid registration fees of $1,421.44, $7,239.92 and $620.86, respectively (or $9,282.22 in the aggregate). Pursuant to Rule 415(a)(6), the offering of the Carry Forward Securities under the Prior Registration Statement was deemed terminated as of the immediate effectiveness of the Company's new registration statement on Form S-3ASR (File No. 333-298200) filed with the SEC on August 10, 2026. The registration fees previously paid in connection with the Carry Forward Securities continue to be applied to such securities, and accordingly no registration fee is due in connection with the filing of this prospectus supplement.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date

Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $61,414,900.88. The prospectus is a final prospectus for the related offering.